SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Valued Advisers Trust

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LETTER FROM THE PRESIDENT

Valued Advisers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

May 15, 2024

Dear Shareholder,

A special meeting of the shareholders of Valued Advisers Trust (the “Trust”) will be held on June 27, 2024 at 11:00 a.m., Eastern time (the “Special Meeting”). The Trust’s Board of Trustees (the “Board”) is seeking your vote for two nominees for Trustee identified in the enclosed Proxy Statement. The Board recommends that Shareholders vote FOR the proposal.

To ensure your representation at the Special Meeting, you may vote in one of four ways – by phone, by the internet, by mailing your proxy card, or in person at the Special Meeting. The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the Special Meeting. Please submit your proxy via the internet, phone or mail as soon as possible. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. Specific instructions for these voting options can be found on the enclosed proxy card. Whether or not you plan to be present at the Special Meeting, your vote is important and you are, therefore, strongly encouraged to take advantage of one of the available voting methods.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

Matthew J. Miller

President

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Valued Advisers Trust

Belmont Theta Income Fund	LS Opportunity Fund
BFS Equity Fund	MDP Low Volatility Fund
Channing Intrinsic Value Small-Cap Fund	Regan Floating Rate MBS ETF
Dana Epiphany Equity Fund	SMI Dynamic Allocation Fund
Dana Epiphany Small Cap Equity Fund	SMI Multi-Strategy Fund
Dana Large Cap Equity Fund	Sound Mind Investing Fund
Foundry Partners Small Cap Value Fund	Summitry Equity Fund
Kovitz Core Equity ETF

225 Pictoria Dr., Suite 450

Cincinnati, Ohio 45246

Important Notice Regarding Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on June 27, 2024:

This Proxy Statement is Available online at the Following Website:

vote.proxyonline.com/VAT/docs/proxy.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Valued Advisers Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on June 27, 2024 at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio), at 11:00 a.m., Eastern time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect two nominees to the Board of Trustees (the “Board”), as described in the accompanying Proxy Statement (the “Proposal”).

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board recommends you vote FOR each nominee to the Board of Trustees identified in this Proxy Statement. The Board has fixed the close of business on May 13, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, are also available to you at vote.proxyonline.com/VAT/docs/proxy.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 431-9645.

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       If the necessary quorum to transact business, or the vote required to approve the Proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about May 23, 2024.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Special Meeting. If you attend the Special Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Special Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or internet. We ask for your cooperation in voting your proxy promptly.

If you need assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, our proxy solicitor, at (800) 431-9645. Representatives will be available to asset you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

By Order of the Board of Trustees,

Carol J. Highsmith

Vice President and Secretary

Valued Advisers Trust

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

We encourage you to carefully read the entire text of the Proxy Statement. In the paragraphs below, we provide you with a brief overview of the Proxy Statement using a question-and-answer format.

Why am I receiving these materials?

You are receiving these materials because on May 13, 2024, you owned shares of one or more series (each a “Fund” and together the “Funds”) of Valued Advisers Trust (the “Trust”) overseen by the Trust's Board of Trustees (the “Board”), as listed below. The enclosed document is a proxy statement concerning the election of nominees to the Board. As a shareholder of a Fund, you are being asked to elect two nominees to the Board, who will serve with the three current Trustees. The two nominees would become new members of the Board. The Board unanimously recommends that you vote in favor of electing the two nominees.

Shareholders of the following Funds of the Trust are voting on these matters:

Belmont Theta Income Fund

BFS Equity Fund

Channing Intrinsic Value Small-Cap Fund

Dana Epiphany Equity Fund

Dana Epiphany Small Cap Equity Fund

Dana Large Cap Equity Fund

Foundry Partners Small Cap Value Fund

Kovitz Core Equity ETF

LS Opportunity Fund

MDP Low Volatility Fund

Regan Floating Rate MBS ETF

SMI Dynamic Allocation Fund

SMI Multi-Strategy Fund

Sound Mind Investing Fund

Summitry Equity Fund

Why am I being asked to vote on this proposal?

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may appoint trustees without a shareholder election only if, immediately after such appointment, at least two-thirds of the Trustees then in office have been elected by Fund shareholders. Because only two of the three current Trustees have been elected, the planned addition of two new Trustees, as approved by the Board at a meeting held on March 20, 2024, requires shareholder approval under the 1940 Act.

What role does the Board play generally?

The Trustees serve as representatives of the Shareholders of each Fund and are generally responsible for governance and oversight of each Fund that operates as part of the Trust. The Trustees are fiduciaries and have an obligation to serve the best interests of Shareholders. The Trustees meet several times throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy

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changes, and review and approve contractual arrangements between the Funds and companies that provide services to them, including each Fund’s investment adviser.

Who are the nominees for election or reelection to the Board?

The Board proposes that the following two nominees be elected to serve as new Independent Trustees of the Trust:

Martin A. Burns

Susan J. Templeton

What is the required vote to approve the Proposal?

In order to conduct the Special Meeting to elect the Trustee nominees, we must have a quorum present by proxy or in person. A quorum is one-third of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of a plurality of the shares voted. That is, we must receive more yes votes than no votes. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal.

Where do I find information about the voting process?

Instructions on how to vote by telephone, over the internet, or by mail are set forth in the Proxy Statement and on the enclosed proxy card. If you still have questions, you may call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

How do I vote my shares?

You may vote by telephone, on the internet, by mailing your proxy card, or in person at the Special Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

How does the Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

Please return this proxy whether or not you expect to be present at the Special Meeting. In order to conduct the Special Meeting, we must have a quorum present by proxy or in person. A quorum is one-third of the outstanding shares entitled to vote.

Your proxy card provides three options, “yes,” “no,” and “abstain.” If you mark the “Yes” box or even if you simply sign and date the proxy card and return it in the envelope provided, your shares will be voted FOR the proposal. For the proposal to be approved, a plurality of the shares must be voted “Yes.”

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That is, we must receive more yes votes than no votes. You may also vote by telephone or via the internet using the instructions shown on the enclosed proxy card.

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the Special Meeting, you may vote in one of four ways – by phone, on the internet, by mailing your proxy card, or in person at the Special Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. To vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 431-9645. As mandated by law, even if you return your signed and dated proxy you have two options to change your mind: (1) you may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person; (2) you can change your vote by sending a proxy with a later date, either via the internet, by telephone, or by mail.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the two persons named as proxy.

The Board unanimously recommends that you vote “FOR” the Proposal.

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PROXY STATEMENT

Valued Advisers Trust

Belmont Theta Income Fund	LS Opportunity Fund
BFS Equity Fund	MDP Low Volatility Fund
Channing Intrinsic Value Small-Cap Fund	Regan Floating Rate MBS ETF
Dana Epiphany Equity Fund	SMI Dynamic Allocation Fund
Dana Epiphany Small Cap Equity Fund	SMI Multi-Strategy Fund
Dana Large Cap Equity Fund	Sound Mind Investing Fund
Foundry Partners Small Cap Value Fund	Summitry Equity Fund
Kovitz Core Equity ETF

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 27, 2024

Introduction

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 27, 2024 at 11:00 a.m., Eastern time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on May 13, 2024 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately May 23, 2024.

The Trustees recommend that you vote:

1.	For the election of each nominee to the Board.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Fifteen series of shares of the Trust had shareholders as of May 13, 2024 (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each nominee. Information about the number of outstanding shares of each Fund as of the Record Date is included in Exhibit A.

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PROPOSAL 1

ELECTION OF TRUSTEE NOMINEES

Background

The Board is currently comprised of three Trustees: Independent Trustee and Board Chair Andrea N. Mullins, Independent Trustee Ira P. Cohen, and Interested Trustee Mark J. Seger. Ms. Mullins and Mr. Cohen are each not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are therefore referred to as Independent Trustees. Ms. Mullins has been a Trustee since 2013, Mr. Cohen has been a Trustee since 2010, and Mr. Seger has been a Trustee since 2017.

The 1940 Act requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are three Trustees and two of them have previously been elected by shareholders. At a meeting held on March 20, 2024, the current Trustees nominated for election the two nominees to serve on the Board of Trustees of the Trust. The nominees are: Martin A. Burns and Susan J. Templeton. Each of the nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons.” In order to meet the requirements of the 1940 Act, the Independent Nominees are being submitted for election by the shareholders of the Funds. Following the Special Meeting, the current Trustees will continue to serve as members of the Board. If approved by shareholders at the Special Meeting, the Independent Trustees will begin serving as members of the Board immediately following the Special Meeting.

The shareholders of the Funds are being asked to vote for the election of the Independent Nominees at the Special Meeting. If elected, each of the Independent Nominees will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. Each of the Independent Nominees has consented to serve as a Trustee. However, if any Independent Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The Board of Trustees

The Board supervises the business activities of the Trust and is responsible for protecting the interests of Shareholders. The Chairperson of the Board is Andrea N. Mullins, who is an Independent Trustee.   The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements and compliance matters. The Board also has frequent interaction with the service providers and Chief Compliance Officer (“CCO”) of the Trust with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular

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committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.   The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Each current Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; and (4) how the individual would enhance the diversity of the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Ira P. Cohen – Mr. Cohen has over 43 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee based primarily on his comprehensive understanding of the Trust’s operations and investments.

Andrea N. Mullins – Ms. Mullins has over 30 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

Mark J. Seger - Mr. Seger has over 36 years of experience in the financial services industry, including extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Seger was selected to serve as Trustee based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

Trustee Nominees

The Governance and Nominating Committee and the Board have considered each Independent Nominee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and have determined that each Independent Nominee possesses experience, qualifications, attributes and skills that will enable the Independent Nominee to be an effective member of the Board. The Governance and Nominating Committee and the Board have determined that each of the Independent Nominees’ career and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the Independent Nominees to effectively

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participate in and contribute to the Board’s functions and oversight of the Trust. The following table includes information regarding the Independent Nominees.

Independent Nominees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Martin A. Burns (67)	Current: Principal, Owner, and Sole Member, ActioCon LLC (asset management consulting) (since November 2021). Previous: Chief Industry Operations Officer, Investment Company Institute (2015 to 2022).	None.
Susan J. Templeton (68)

Current: Independent Director, Claridges Trust Company (since 2015); Advisory Board Member, Morningstar, Inc. (since 2023); Advisory Board Member, Seyen Capital (since 2017).

Previous: Vice Chair, Sebold Capital Management (2019 to 2023); Founder, Chief Executive Officer and Chief Investment Officer, Stafford Wells Advisors, Inc. (2008 to 2019).

None.

*The address for each Independent Nominee is 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

** As of the date of this Proxy Statement, the Trust consists of 15 series. If elected by shareholders of the Trust, the Independent Nominees will oversee all portfolios of the Trust and any new portfolios added to the Trust in the future.

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Current Trustees and Officers of the Trust

The following table includes information regarding the current Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
INDEPENDENT TRUSTEES
Ira P. Cohen, 65 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).
Andrea N. Mullins, 56 Independent Trustee Since December 2013 Chairperson Since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021).
INTERESTED TRUSTEE
Mark J. Seger***, 62 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

** As of the date of this Proxy Statement, the Trust consists of 15 series.

***Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributors.

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The following table provides information regarding the Trust’s Officers.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years
Matthew J. Miller, 48 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).
N. Lynn Bowley, 65 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).
Carol J. Highsmith, 59 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).
Zachary P. Richmond, 43 Principal Financial Officer and Treasurer Since September 2021	Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).
Jared D. Lahman, 38 AML Officer since March 2023

Current: Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (since September 2023).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (January 2019 to September 2023).

* The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

* As of the date of this Proxy Statement, the Trust consists of 15 series.

Compensation of Trustees

Under current compensation arrangements, each Independent Trustees receives annual base compensation of $3,300 per series. Each Independent Trustee also receives additional compensation for serving as the chairperson of one or more of the Trust’s standing committees and for participating in special meetings of the Board.

Set forth below is the annual compensation paid to the Independent Trustees by the Trust on an aggregate basis during the calendar year ended December 31, 2023. No Interested Trustee or officer receives compensation from the Trust, although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable.

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Trustees	Total Compensation from Trust
Interested Trustee
Mark J. Seger	None
Independent Trustees
Ira P. Cohen	$49,200
Andrea N. Mullins	$49,200

Information Concerning Trust Committees

The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements and compliance and governance matters. The Board currently has established two standing committees: the Audit Committee and the Governance and Nominating Committee.

The Trust’s Audit Committee consists of the Independent Trustees.   The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between each Fund’s independent auditors and the full Board.   During the 2023 calendar year, the Audit Committee met five times.

The Governance and Nominating Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit B. The charter also describes the process by which shareholders of the Trust may make nominations.  During the 2023 calendar year, the Governance and Nominating Committee met four times.

Information Regarding Trustees’ Attendance at Board Meetings

During the calendar year ended December 31, 2023 the Board held four regularly scheduled meetings and one special meeting. The Audit Committee held five meetings, and the Governance and Nominating Committee held four meetings. Each of the Trustees attended all of the Board Meetings and all of the meetings of each Committee on which he or she served, except that Mr. Seger did not attend the special meeting of the Board.

Independent Nominees' Ownership of Interests in, or other Business Relationships with, the Trust’s Advisers or the Trust’s Distributor

As of April 30, 2024, no current Independent Trustee or Independent Nominee, nor any of his or her immediate family members, had any ownership position in an Adviser to any series of the Trust, Ultimus Fund Distributors, LLC, or Northern Lights Distributors, LLC, each the distributor and principal underwriter for certain Funds (together the “Distributor”), or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Adviser or the Distributor.

No Independent Trustee or Independent Nominee purchased or sold securities of an Adviser to any series of the Trust or its affiliates or the Distributor or its affiliates since the beginning of the Trust’s most recently completed fiscal year.

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ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board has fixed the close of business on May 13, 2024 as the Record Date for the determination of the shareholders of the Trust entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, there were 113,367,991.915 shares of beneficial interest of the Trust outstanding. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

Please see Exhibit C for tables showing the aggregate dollar range of each Fund’s shares and of all series within the Trust, beneficially owned by each Independent Nominee and the current Trustees as of April 30, 2024. As of April 30, 2024, all Trustees, Independent Nominees and Officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust.

Please see Exhibit D for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of April 30, 2024. As defined under the 1940 Act, shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval. As of April 30, 2024, there are no shareholders who are “control” persons.

Quorum: In order to conduct the Special Meeting to elect the Independent Nominees, we must have a quorum present by proxy or in person. A quorum is one-third of the outstanding shares entitled to vote. To elect an Independent Nominee, an affirmative vote of a plurality of the total votes cast is required. Votes to “Abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the meeting. However, votes to abstain are not counted as “yes” votes or no “votes.” Assuming that a quorum is represented, whether an Independent Nominee gets more yes votes than no votes will determine whether the Independent Nominee will be elected.

If one, but not both, of the Independent Nominees is elected by the shareholders, then the Independent Nominee who is not elected by the shareholders will not serve on the Board, and those Trustees who are elected by the shareholders will manage the business and affairs of the Trust until their successors are elected and duly qualified. In addition, Trustees who are elected by the shareholders would have the authority to fill any vacancy on the Board by appointing another Trustee at their discretion. If neither of the Independent Nominees are approved by the shareholders, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of nominees to serve as Trustees.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

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ADDITIONAL INFORMATION REGARDING OPERATION OF THE TRUST

The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008, as amended (the “Trust Agreement”). The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Board supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services.

Investment Advisers.

Belmont Capital, LLC d/b/a Belmont Capital Group, 1875 Century Park E., Suite 1780, Los Angeles, California 90067 serves as the investment adviser to the Belmont Theta Income Fund.

Bradley, Foster & Sargent, Inc., 185 Asylum Street, City Place II, Hartford, Connecticut 06103 serves as the investment adviser to the BFS Equity Fund.

Channing Capital Management, LLC, 10 S. LaSalle Street, Suite 2401, Chicago, Illinois 60603 serves as the investment adviser to the Channing Intrinsic Value Small-Cap Fund.

Dana Investment Advisors, Inc., 20700 Swenson Drive, Suite 400, Waukesha, Wisconsin 53186 serves as the investment adviser to each of the Dana Epiphany Equity Fund, the Dana Epiphany Small Cap Equity Fund, and the Dana Large Cap Equity Fund.

Foundry Partners, LLC, 510 First Avenue North, Suite 601, Minneapolis, Minnesota 55401 serves as investment adviser to the Foundry Partners Small Cap Value Fund.

Kovitz Investment Group Partners, LLC, 17 South Wacker Drive, Suite 1860, Chicago, Illinois 60606 serves as the investment adviser to the Kovitz Core Equity ETF.

Long Short Advisors, LLC, 3330 Fairchild Gardens Avenue, Suite 30428, Palm Beach Gardens, Florida 33420 serves as the investment adviser to the LS Opportunity Fund and Prospector Partners, LLC, 370 Church Street, Guilford, Connecticut 06437 serves as the sub-adviser to the LS Opportunity Fund.

Millbank Dartmoor Portsmouth LLC, 22 South Pack Square Suite 401, Asheville, North Carolina 28801 serves as investment adviser to the MDP Low Volatility Fund.

Regan Capital, LLC, 300 Crescent Court, Suite 1760, Dallas, Texas 75201 serves as investment adviser to the Regan Floating Rate MBS ETF.

SMI Advisory Services, LLC, 4400 Ray Boll Boulevard, Columbus, Indiana 47203 serves as the investment adviser to each of the SMI Dynamic Allocation Fund, the SMI Multi-Strategy Fund, and the Sound Mind Investing Fund.

Summitry LLC, 919 E. Hillsdale Boulevard, Suite 150, Foster City, California 94404 serves as investment adviser to the Summitry Equity Fund.

16

Transfer Agent.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (“BBH”) serves as transfer agent for the Kovitz Core Equity ETF and the Regan Floating Rate MBS ETF. Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246 (“Ultimus”) serves as the transfer agent for all remaining Funds.

Administrator and Fund Accountant.

Ultimus serves as the administrator and fund accountant for all Funds of the Trust.

Distributor.

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhart, Nebraska 68022 serves as the distributor for shares of the Kovitz Core Equity ETF and the Regan Floating Rate MBS ETF. Ultimus Fund Distributors, LLC, 225 Pictoria Dr., Cincinnati, Ohio 45246 serves as the distributor for shares of the remaining Funds.

Custodian.

BBH serves as the custodian of the investments of the Kovitz Core Equity ETF and the Regan Floating Rate MBS ETF. U.S. Bank, N.A., 1555 Rivercenter Drive, Milwaukee, Wisconsin 53212 serves as custodian of the investments of the Channing Intrinsic Value Small-Cap Fund, the LS Opportunity Fund, and the MDP Low Volatility Fund. Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 serves as the custodian of the investments of each of the remaining Funds.

Independent Registered Public Accounting Firm.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 (“Cohen”) serves as the independent registered public accounting firm for the Funds. Representatives of Cohen are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Information regarding audit fees, audit-related fees, tax fees, and other fees billed by Cohen during the last two fiscal years for each Fund is included in Exhibit E.

Audit Fees. Audit fees are for professional services rendered by Cohen for the audit of each Fund’s annual financial statements and for services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. There were no fees billed to any Fund in either of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” (together, “Audit-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by Cohen for Audit-Related Services to the adviser to any Fund or to any entity controlling, controlled by or under comment control with an adviser that provides ongoing services to the Trust (together referred to as “Affiliated Service Providers”) for each of the last two fiscal years.

17

Tax Fees. Cohen prepared each Fund’s income tax returns and reviewed each Fund’s excise tax returns for the two most recent fiscal years.

Other Fees. There were no fees billed to any Fund in each of the last two fiscal years for other products and services by Cohen, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trust, Cohen did not bill any adviser or Affiliated Service Providers for Other Fees in either of the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. All of the non-audit fees, which consisted of the tax fees described above and on Exhibit E, were pre-approved by the Audit Committee.

Legal Counsel.

Troutman Pepper Hamilton Sanders LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Independent Trustees, the Trust and the Funds.

OTHER MATTERS

Communications with the Board of Trustees

The Board provides a process for shareholders to send communications to the Trustees. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the number of shares held by the shareholder. Shareholders may send communications to the Trustees to the following address:

To the Attention of the Board of Trustees

c/o Valued Advisers Trust

225 Pictoria Dr., Suite 450

Cincinnati, Ohio 45246

Trustee Attendance at Annual Meetings of Shareholders

Pursuant to the Trust’s by-laws, the Trust is not required to hold an annual meeting of shareholders. Because annual meetings are very infrequent, the Trust has not adopted a policy regarding Trustee attendance at any Special Meeting of shareholders. The Trustees do not intend to attend the Special Meeting.

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The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting. A proxy for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received on time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the Independent Nominees. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting. If you have more than one account, you should submit a proxy for each account. If you do not receive a proxy for each account, please call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Legal Proceedings

The Trust is not aware of any proceedings to which any Trustee or Independent Nominee, or any affiliate of such Trustee or Independent Nominee, is a party adverse to the Trust.

Shareholder Proposals

Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Cost of Solicitation

The Trust will bear the costs associated with the election of Trustees including any solicitation and any adjourned sessions. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged EQ Fund Solutions to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Total fees for the proxy, including legal fees, are expected to be approximately $50,000. These fees will be borne by the Funds.

Proxy Delivery - Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 27, 2024

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Trust will promptly deliver to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to the shared address to which a single copy of this Proxy was delivered. By calling or writing the Trust, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the Proxy Statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement, please call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 431-9645. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. A copy of the Notice, the Proxy Statement and a proxy card are also available at vote.proxyonline.com/VAT/docs/proxy.pdf.

19

To Request a Copy of a Fund’s Most Recent Shareholder Report

The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at the applicable number listed below or write to us at 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Belmont Theta Income Fund	(800) 789-1087
BFS Equity Fund	(855) 575-2430
Channing Intrinsic Value Small-Cap Fund	(833) 565-1919
Dana Epiphany Equity Fund, Dana Epiphany Small Cap Equity Fund, Dana Large Cap Equity Fund	(855) 280-9648
Foundry Partners Small Cap Value Fund	(800) 247-1014
Kovitz Core Equity ETF	(877) 714-2327
LS Opportunity Fund	(877) 336-6763
MDP Low Volatility Fund	(833) 914-3344
Regan Floating Rate MBS ETF	(844) 988-6273
SMI Dynamic Allocation Fund, SMI Multi-Strategy Fund, Sound Mind Investing Fund	(877) 764-3863
Summitry Equity Fund	(866) 954-6682

20

EXHIBIT A

Outstanding Shares As of the Record Date, of Each Class of Each Fund

As of the Record Date, each class of each Fund had the following number of shares outstanding:

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding	Class I Shares Outstanding	Class A Shares Outstanding
Belmont Theta Income Fund	807,960.830	807,960.830	N/A	N/A	N/A
BFS Equity Fund	2,421,573.359	2,421,573.359	N/A	N/A	N/A
Channing Intrinsic Value Small-Cap Fund	920,943.827	920,943.827	N/A	N/A	N/A
Dana Epiphany Equity Fund	4,474,891.264	4,474,891.264	N/A	N/A	N/A
Dana Epiphany Small Cap Equity Fund	2,105,497.030	2,105,497.030	N/A	N/A	N/A
Dana Large Cap Equity Fund	2,907,727.947	2,640,563.994	267,163.953	N/A	N/A
Foundry Partners Small Cap Value Fund	12,610,267.493	12,050,934.804	559,332.689	N/A	N/A
Kovitz Core Equity ETF	49,323,196.000	N/A	N/A	N/A	N/A
LS Opportunity Fund	10,297,671.551	10,297,671.551	N/A	N/A	N/A
MDP Low Volatility Fund	90,684.203	N/A	N/A	90,684.203	0.000
Regan Floating Rate MBS ETF	1,925,000.000	N/A	N/A	N/A	N/A
SMI Dynamic Allocation Fund	6,113,659.168	N/A	N/A	N/A	N/A
SMI Multi-Strategy Fund	5,060,833.652	N/A	N/A	N/A	N/A
Sound Mind Investing Fund	11,270,767.415	N/A	N/A	N/A	N/A
Summitry Equity Fund	3,037,318.176	N/A	N/A	N/A	N/A
21

EXHIBIT B

Governance and Nominating Committee Charter

Valued Advisers Trust

Governance and Nominating Committee Membership

1.	The Governance and Nominating Committee (the “Committee”) of Valued Advisers Trust (“Trust”) shall be composed entirely of Independent Trustees.

Governance and Functions

1.	The Committee shall assist the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.

2.	To carry out this purpose, the Committee shall have the following duties and powers:

a.	To periodically review workload, size, and composition of the Board;

b.	To periodically review the qualifications and independence of the members of the Board;

c.	To periodically review the compensation of the Independent Trustees;

d.	To monitor, as necessary, regulatory developments, rule changes and industry best practices in fund governance;

e.	To periodically review the Trust’s committee structure and consider if additional committees or changes to existing committees are needed or warranted; and

f.	To report its activities to the Board and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Board Nominations and Functions

1.	The Committee shall make recommendations for nominations for Independent Trustees members on the Board of Trustees (the “Board”) to the incumbent Independent Trustees members and to the full Board. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall an Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.
22

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Other Powers and Responsibilities

1.	The Committee shall meet as often as it deems appropriate.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.	A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting will be determinatives as to any matter submitted to a vote. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

23

APPENDIX A

VALUED ADVISERS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance and Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures.
II.	Shareholder Candidates. The Governance and Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Governance and Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance and Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Governance and Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance and Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

24

EXHIBIT C

Trustee Beneficial Equity Ownership of Fund Shares

The following tables contain specific information about the dollar range of equity securities beneficially owned by each Independent Nominee and the current Trustees as of April 30, 2024 in each Fund and of all series within the Trust.

Independent Nominees:

Fund Name	Independent Nominees/ Dollar Range of Fund’s Shares
	Martin A. Burns	Susan J. Templeton

Belmont Theta Income Fund	$0	$0
BFS Equity Fund	$0	$0
Channing Intrinsic Value Small-Cap Fund	$0	$0
Dana Epiphany Equity Fund	$0	$0
Dana Epiphany Small Cap Equity Fund	$0	$0
Dana Large Cap Equity Fund	$0	$0
Foundry Partners Small Cap Value Fund	$0	$0
Kovitz Core Equity ETF	$0	$0
LS Opportunity Fund	$0	$0
MDP Low Volatility Fund	$0	$0
Regan Floating Rate MBS ETF	$0	$0
SMI Dynamic Allocation Fund	$0	$0
SMI Multi-Strategy Fund	$0	$0
Sound Mind Investing Fund	$0	$0
Summitry Equity Fund	$0	$0

Aggregate Dollar Range of Shares of all Series Within the Trust	$0	$0

25

Current Trustees:

Fund Name	Current Trustees/ Dollar Range of Fund’s Shares
	Ira P. Cohen	Andrea N. Mullins	Mark J. Seger

Belmont Theta Income Fund	$0	$0	$0
BFS Equity Fund	$0	$0	$0
Channing Intrinsic Value Small-Cap Fund	$0	$0	$0
Dana Epiphany Equity Fund	$0	$0	$0
Dana Epiphany Small Cap Equity Fund	$0	$0	$0
Dana Large Cap Equity Fund	$0	$0	$0
Foundry Partners Small Cap Value Fund	$0	$0	$0
Kovitz Core Equity ETF	$0	$0	$0
LS Opportunity Fund	$0	$0	$0
MDP Low Volatility Fund	$0	$0	$0
Regan Floating Rate MBS ETF	$0	$0	$0
SMI Dynamic Allocation Fund	$0	$0	$0
SMI Multi-Strategy Fund	$0	$0	$0
Sound Mind Investing Fund	$0	$0	$0
Summitry Equity Fund	$0	$0	$0

Aggregate Dollar Range of Shares of all Series Within the Trust	$0	$0	$0

26

EXHIBIT D

Principal Holders of Fund and Class Shares

Set forth below as of April 30, 2024 is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Belmont Theta Income Fund – Institutional Class	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	709,494.565	92.76%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	55,313.507	7.23%
BFS Equity Fund – Institutional Class	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	1,493,567.270	61.72%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	830,827.665	34.33%
Channing Intrinsic Value Small-Cap Fund – Institutional Class	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	477,748.881	52.43%
	Alcorn State University Foundation 1000 ASU Dr., Suite 810 Lorman, MS 39096	188,501.414	20.69%
	Fasken Ltd. 6101 Holiday Hill Rd. Midland, TX 79707	101,195.406	11.10%
	Saxon & Co. P.O. Box 94597 Cleveland, OH 44101	47,412.883	5.20%
Dana Epiphany Equity Fund – Institutional Shares	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	3,555,759.3450	79.06%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	261,129.051	5.81%
Dana Epiphany Small Cap Equity Fund – Institutional Shares	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	1,026,638.657	48.68%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	530,253.922	25.14%
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Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	237,618.638	11.27%
	Capinco Co c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201	136,718.578	6.48%
Dana Large Cap Equity Fund – Investor Shares	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	100,952.958	37.79%
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	70,821.079	26.51%
	Wells Fargo Clearing Services 2801 Market St. St. Louis, MO 63103	59,484.126	22.27%
	Morgan Stanley Smith Barney, LLC 1 New York Plaza New York, NY 10004	23,469.198	8.79%
Dana Large Cap Equity Fund – Institutional Shares	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	814,853.350	24.48%
	DCGT, Trustee 711 High St. Des Moines, IA 50392	676,587.286	20.33%
	Northwest Bank 237 Second Ave. Warren, PA 16365	456,942,966	13.73%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	332,860.664	10.00%
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	302,023,721	9.07%
	JFM Inc. 1301 W. 22nd St., Suite 900 Oak Brook, IL 60523	293,446,347	8.82%
Foundry Partners Small Cap Value Fund – Investor Class	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	289,652.128	51.96%
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	172,528,984	30.95%
Foundry Partners Small Cap Value Fund – Institutional Class	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	10,422,551.301	86.51%
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Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	Bancmont P.O. Box 2309 Great Falls, MT 59403	654,848,310	5.44%
Kovitz Core Equity ETF	Pershing One Pershing Plaza Jersey City, NJ 07399	36,991,175	75.60%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	6,082,421	12.43%
	Bank of New York 240 Greenwich St. New York, NY 10286	3,276,650	6.70%
LS Opportunity Fund – Institutional Class	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	4,361,417.869	42.41%
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	3,216,802,106	31.28%
	Reliance Trust Co. P.O. Box 570788 Atlanta, GA 30357	693,325.688	6.74%
	Maril & Co. 4900 W. Brown Deer Rd. Milwaukee, WI 53223	626,031,822	6.09%
MDP Low Volatility Fund – Class I	Lisa Genova 1060 Park Ave. #9E New York, NY 10128	54,516,320	57.74%
	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	17,363,437	18.39%
	Michael McCarty 1 Black Point Horseshoe Rumson, NJ 07760	13,074,470	13.85%
	Matthew Christopher Cobb 1730 Whitman Dr. Melbourne, FL 32904	4,739,336	5.02%
Regan Floating Rate MBS ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	953,472	58.68%
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	655,320	40.33%
SMI Dynamic Allocation Fund	NFSC P.O. Box 31759 St. Louis, MO 63131	2,044,032.462	33.28%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	1,736,478,482	28.28%
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Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	Vanguard Brokerage Services 100 Vanguard Blvd. Malvern, PA 19355	560,305.183	9.12%
SMI Multi-Strategy Fund	NFSC P.O. Box 31759 St. Louis, MO 63131	1,576,471.193	31.27%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	597,299.262	11.85%
	Vanguard Brokerage Services 100 Vanguard Blvd. Malvern, PA 19355	502,080.010	9.96%
Sound Mind Investing Fund	NFSC P.O. Box 31759 St. Louis, MO 63131	2,503,131.687	22.10%
	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	2,211,318,994	19.52%
Summitry Equity Fund	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	2,918,270.220	95.87%

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EXHIBIT E

Audit Fees

The following table presents fees billed for professional audit services rendered by Cohen for the audit of the Funds' annual financial statements for the past two fiscal years and for fees billed for other services rendered by Cohen to each Fund, as applicable.

Fund Name	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Belmont Theta Income Fund	1/31/24	$16,000	$0	$3,000	$0
	1/31/23	$15,500	$0	$3,000	$0
BFS Equity Fund	5/31/23	$14,500	$0	$3,000	$0
	5/31/22	$14,500	$0	$3,000	$0
Channing Intrinsic Value Small-Cap Fund	1/31/24	$15,000	$0	$3,000	$0
	1/31/23	$14,500	$0	$3,000	$0
Dana Funds (Dana Epiphany Equity Fund, Dana Epiphany Small Cap Equity Fund, and Dana Large Cap Equity Fund)	10/31/23	$45,000	$0	$9,000	$0
	10/31/22	$45,000	$0	$9,000	$0
Foundry Partners Small Cap Value Fund	10/31/23	$15,000	$0	$3,000	$0
	10/31/22	$15,000	$0	$3,000	$0
Kovitz Core Equity ETF	10/31/23	$14,500	$0	$3,000	$0
	10/31/22	$14,500	$0	$3,000	$0
LS Opportunity Fund	5/31/23	$15,500	$0	$3,000	$0
	5/31/22	$15,500	$0	$3,000	$0
MDP Low Volatility Fund	1/31/24	$16,000	$0	$3,000	$0
	1/31/23	$15,500	$0	$4,500	$0
Regan Floating Rate MBS ETF (1)
31

Fund Name	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Sound Mind Investing Funds (SMI Dynamic Allocation Fund, SMI Multi-Strategy Fund, and Sound Mind Investing Fund)	10/31/23	$45,000	$0	$9,000	$0
	10/31/22	$45,000	$0	$9,000	$0
Summitry Equity Fund	1/31/24	$15,000	$0	$3,000	$0
	1/31/23	$14,500	$0	$3,000	$0

(1) The Fund has not been in operation for a full fiscal year.

32

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

[Fund Name]

A Series of Valued Advisers Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2024

The undersigned, revoking prior proxies, hereby appoints Matthew J. Miller and Carol J. Highsmith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Valued Advisers Trust (the “Trust”) to be held at the offices of the Trust, 225 Pictoria Dr., Suite 450, Cincinnati, Ohio, on June 27, 2024, at 11:00 a.m. Eastern Time, or at any adjournment thereof, as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 431-9645. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important notice regarding the availability of proxy materials for this Special Meeting of Shareholders to be held on June 27, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/VAT/docs/proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[Fund Name]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●
		FOR	WITHHOLD

1.	To elect two nominees to the Board of Trustees:

1a.	Martin A. Burns	○	○

1b.	Susan J. Templeton	○	○

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]